SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 2002 (July 15, 2002)


                             NTL (TRIANGLE) LLC
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             (Exact Name of Registrant as Specified in Charter)


Delaware                                 0-24792               13-4086747
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
Incorporation)                                              Identification No.)


               110 East 59th Street, New York, New York 10022
            (Address of Principal Executive Offices) (Zip Code)


     Registrant's Telephone Number, including area code: (212) 906-8440


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         (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 15, 2002

99.2 Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain
         Subsidiaries, dated May 15, 2002


ITEM 9.  REGULATION FD DISCLOSURE

         On July 15, 2002, the ultimate parent of NTL (Triangle) LLC, NTL Incorporated, and certain of NTL Incorporated's subsidiaries, namely, NTL (Delaware) Inc., NTL Communications Corp., Diamond Cable Communications Limited, Diamond Holdings Limited and Communications Cable Funding Corp. filed an amended disclosure statement and a second amended joint reorganization plan with the United States Bankruptcy Court in the Southern District of New York. The full text of the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.1 and is incorporated by reference in its entirety herein. The full text of the Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.2 and is incorporated by reference in its entirety herein.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NTL (TRIANGLE) LLC
                                           (Registrant)

                                           By:  /s/ Robert Mackenzie
                                                ----------------------------
                                                Name:  Robert Mackenzie
                                                Title: President and Director


Dated:  July 16, 2002


                               EXHIBIT INDEX


Exhibit

99.1 Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002

99.2 Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain
         Subsidiaries, dated July 15, 2002